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SILICON VALLEY BANK

                            AMENDMENT TO LOAN AGREEMENT

BORROWER:      MAXIM PHARMACEUTICALS, INC.

DATE:          SEPTEMBER 1, 1998

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Bank") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated March 15, 1997, as amended by that Amendment to Loan and Security Agreement (the "March 1998 Amendment") dated March 16, 1998, and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1.   NEW DEFINITIONS.    Section 1.1 of the Loan Agreement is hereby
amended by replacing the definition of "Committed Second Term Line" with the following:

          "Committed Second Term Line" means a credit extension of up to One Million Dollars ($1,000,000) made pursuant to Section 2.1.3 hereof, and as further limited pursuant to the terms and conditions of Section 2.1.3 hereof.

     2. AMENDED SECTION 2.1.3. The figure of "$125,000" set forth in Section 2.1.3(a) of the Loan Agreement regarding leasehold improvements, as added by the March 1998 Amendment, is hereby amended to be "$250,000."

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. FEE. Borrower shall pay to Bank a fee of $750 in connection herewith, which shall be in addition to interest and to all other amounts payable under the Loan Agreement.

     5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement and Consent may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.

 MAXIM PHARMACEUTICALS, INC.                   SILICON VALLEY BANK


 BY  /s/ DALE A. SANDER
     ------------------
      TITLE:                                   BY /s/ SUSAN BATCHEN
                                                  -----------------
 BY       Dale A. Sander                       TITLE   Vice President
 TITLE:   Chief Financial Officer



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